1
Transaction Overview
On October 10, 2007, an investor group comprised of Kohlberg Kravis Roberts & Co. (“KKR”), TPG
Capital, L.P. (“TPG”), and certain other co-investors (together, the “Investor Group”) acquired TXU Corp.
in a transaction valued at approximately $49 billion
– In conjunction with the transaction, TXU Corp. was renamed Energy Future Holdings Corp. (“EFH”)
EFH manages a portfolio of three functionally separate energy businesses located primarily in Texas
Texas Competitive Electric Holdings Company LLC (“TCEH” and formerly TXU Energy Company LLC), a subsidiary of EFH, is the holding company for the company's competitive businesses, Luminant and TXU
Energy
– Luminant (formerly TXU Power, TXU Wholesale and TXU DevCo) has 18,365 MW of generation in
Texas, including 2,300 MW of nuclear and 5,837 MW of lignite-fueled baseload generation capacity and is currently building 3 lignite-fueled units at 2 sites that will add over 2,200 MW of baseload capacity
– TXU Energy is the largest retail electric provider in Texas, with over 1.8 million residential customers
The Investor Group funded the merger with:
– $30.5
(1)
billion of new funded debt at EFH and TCEH
– $8.3 billion of new and roll-over equitys
(1) Pro Forma as of 6/30/07.  Includes estimated $687 million draw on Commodity Collateral Revolver (based on natural forward gas curve as of 6/30/07).
Exhibit 99.1

EFH: Summary Corporate Structure
Corp. (“EFH”)
(formerly TXU Corp.)
Oncor Electric Delivery Holdings
Company LLC
(“Oncor Holdings”)
(New)
Energy Future Competitive
Holdings Company
(formerly TXU US Holdings)
Texas Competitive Electric
Holdings Company LLC
(“TCEH”)
(formerly TXU Energy Company)
Ring-fenced
Anticipated
Minority
Investor
Energy Future Intermediate
Holding Company LLC
(New)

($ in millions) TCEH EFH
Revolver - - - -
Commodity Collateral Revolver $687 - -
Term Loan B 16,450 - -
Delayed Draw Term Loan 2,150 - -
Cash Pay Bridges 5,000 $2,000
PIK Toggle Bridges 1,750 2,500
Total $26,037 $4,500
Revolver $2,700 - -
Deposit LC Facility 1,250 - -
Delayed Draw Term Loan 1,950 - -
Total $5,900 - -
Total Committed Financing $31,937 $4,500
Committed Financing
The Investor Group has secured approximately $36.4 billion of new, committed debt financing, $30.5
(1)
billion of which was funded as of the transaction close.
(2)
Note: Excludes refinancing of existing Accounts Receivable Securitization at TXU Receivables Co. and existing Transition Bonds at Oncor Electric Delivery.
(1) Pro Forma as of 6/30/07.  Includes estimated $687 million draw on Commodity Collateral Revolver (based on natural forward gas curve as of 6/30/07).   Actual drawn amount at
closing was ~$380 million.
(2) Commodity Collateral Revolver will be drawn as needed to provide cash collateral for certain natural gas hedges. No capacity limit on such revolver.

Pro Forma Sources and Uses as of 6/30/07

($ in millions)

Sources	Amount	%
Cash and Other Sources [(1)]	$641	1.5%
Texas Competitive Electric Holdings		
Revolver [(2)]	-	0.0
Deposit LC Facility [(3)]	-	0.0
Commodity Collateral Revolver [(4)]	687	1.6
Term Loan B	16,450	37.3
Delayed Draw Term Loan [(5)]	2,150	4.9
Senior Unsecured Cash Pay Bridge	5,000	11.3
Senior Unsecured PIK Toggle Bridge	1,750	4.0
Existing Debt	1,627	3.7
Energy Future Competitive Holdings		
Existing Debt	217	0.5
Energy Future Holdings Corp.		
Senior Unsecured Cash Pay Bridge	2,000	4.5
Senior Unsecured PIK Toggle Bridge	2,500	5.7
Existing Debt	2,793	6.3
Common Equity	8,300	18.8
Total Sources to Fund the Transaction	**$44,115**	**100.0%**

Uses	Amount	%
Purchase of Equity	$32,384	73.4%
Refinance Existing Debt	5,470	12.4
Rollover Existing Debt	4,637	10.5
Fees, Expenses & Other	1,624	3.7
Total Uses for the Transaction	**$44,115**	**100.0%**

Note: Excludes Oncor related debt of $5,128 million including transition bonds and $113 million related to repurchasing receivables from the accounts receivable securitization facility.

(1) Includes cash on hand, LESOP liquidation, and return of initial margin in connection with Commodity Collateral Revolver. Does not include any changes in amount of available funds under the amendments to the accounts receivable securitization facility for TCEH.

(2) Revolver commitment of $2,700 million.

(3) Deposit LC Facility of $1,250 million that will be reflected as debt on the balance sheet of TCEH offset by $1,250 million in restricted cash.

(4) Commodity Collateral Revolver will be drawn as needed to provide cash collateral for certain natural cash hedges. Assumed drawdown of $687 million based on natural gas forward curve as of June 30, 2007; actual drawn amount at closing was ~$380 million. Annual interest expense for CCR is fixed, irrespective of drawn amount

(5) Total quantum of Delayed Draw Term Loan of $4,100 million, of which $2,150 million was funded at close.

4

Pro Forma Capitalization as of 6/30/07
TCEH
EFH
(1) Revolver commitment of $2,700 million.
(2) Deposit LC Facility of $1,250 million that will be shown as debt on TCEH’s balance sheet offset by $1,250 million of restricted cash.
(3) Commodity Collateral Revolver will be drawn as needed to provide cash collateral for certain natural gas hedges. No capacity limit on such revolver.
(4) Includes amounts related to securitization bonds; excludes $113 million related to repurchasing receivables from the accounts receivables facility.
(5) Building Lease secured by a Letter of Credit issued by TCEH.
Excludes borrowings related to new plants not
yet in service
Multiple of Multiple of
Funded PF Adjusted Funded PF Adjusted
($ in millions) Amount LTM EBITDA Amount LTM EBITDA
Revolving Credit Facility
(1)
- -
Deposit LC Facility
(2)
- -
Commodity Collateral Revolver (3)
$687 $687
Term Loan B 16,450 16,450
Delayed Draw Term Loan 2,150 0
Capital Leases 92 92
Total Senior Secured Debt 19,379 4.8x 17,229 4.3x
Senior Unsecured Bridge Facility 6,750 6,750
Pollution Control Revenue Bonds 1,535 1,535
Total Debt 27,664 6.9x 25,514 6.4x
LTM 06/30/07 Pro Forma Adjusted EBITDA $3,999 $3,999
Multiple of Multiple of
Funded PF Adjusted % of Funded PF Adjusted
($ in millions) Amount LTM EBITDA Capitalization Amount LTM EBITDA
Debt at Subsidiaries
Oncor
(4)
$5,015 $5,015
TCEH 27,664 25,514
Energy Future Competitive Holdings 217 217
Other
(5)
93 93
Total 32,989 30,839
Senior Unsecured Bridge Facility 4,500 4,500
Total Debt with Subsidiary Guarantees 37,489 7.2x 35,339 6.8x
Existing Indebtedness 2,700 2,700
Total Debt 40,189 7.7x 82.9% 38,039 7.3x
Common Equity 8,300 17.1% 8,300
Total Capitalization 48,489 9.3x 46,339 8.9x
LTM 06/30/07 Pro Forma Adjusted EBITDA $5,235 $5,235

Investment Rationale
TCEH is well positioned to capitalize on the strong underlying fundamentals in the Texas electricity markets.
Attractive Generation Supply / Demand Outlook
Strong regional demand growth of 2.0% to 2.5% per year
Further tightening of reserve margins, requiring completion of pending facilities and further development of alternative
solutions such as DSM and new generation technologies
– Coal and nuclear capacity additions impacted by long
development lead times and siting, permitting and
environmental issues
Gas generation expected to remain on the margin
Attractive Underlying Commodity Outlook (i.e., Natural Gas)
Marginal North American gas expected from Rockies and
Appalachia; not LNG
Substantial escalation of E&P drilling and services costs
continues to increase cost of marginal North American gas
supply
Political and environmental forces increasing demand for
natural gas fueled power generation
Attractive Retail Market Dynamics
Long-term demand growth of 2.0% to 2.5%
Competitive pricing and differentiated service expected to
improve customer retention
Luminant
Largest baseload generator in Texas
Additional baseload units currently under construction
will add over 2,200 MW of low-cost baseload capacity
Substantial hedging program (~75% of natural gas
position hedged through 2013
(1)
) expected to enhance
cash flow stability
Track record of top decile performance and reliability
on a national basis
A wholesale business supporting the largest
generation fleet in ERCOT
TXU Energy
Large scale competitive retailer with strong incumbent
position in the Dallas / Ft. Worth market
Strong brand recognition and superior service
Constructive market fundamentals driven by population
growth in key markets
Opportunity for significant out-of-territory growth
(primarily in Houston and South Texas)
(1) Includes impact of estimated short position associated with fixed price contracts and other retail activities.

Luminant	TXU Energy	ONCOR
	•	•	•
	• • • • • •	• • • • • • •	• • • • • •
	✓	✓	✓
			✓
	•	•	•

EFH: Three Separately Operated Businesses
Independent Board
New Brand
Former Brand
TXU Power / Wholesale / DevCo TXU Energy                                   TXU Electric Delivery
Business
Description
2     largest deregulated output in US
Top decile performance
64 TWh per year of existing baseload
production in gas-on-the-margin market
18 TWh per year of new baseload capacity
under construction
Low-cost lignite reserves
Largest wind energy buyer in Texas and
developing new sustainable energy
opportunities
Largest competitive retailer in high
growth ERCOT market
Loyal customers
Strong brand recognition
Strong service orientation
Investing in demand-side
management
Innovative products
Attractive prices
Sixth largest T&D company in US
High growth region (ERCOT)
Efficient capital recovery
Top quartile costs and reliability
No commodity position
No end-user risk
Separate Board
Senior Leadership
Michael Greene, Mike McCall, Chuck Enze Jim Burke Bob Shapard
Ring-fenced
nd

1.5
0.9
0.8
0.6
0.5
0.4
0.4
0.4
0.3
0.4
CA NY TX FL IL PA NJ OH MI GA
ERCOT Is a Large, Diversified and Growing Market
2.3
2.2
2.1
1.9
1.7
1.4
1.1
0.9
FRCC MRO ERCOT SERC SPP WECC NPCC RFC
4.1
3.8
3.7
1.6
1.3 1.3
0.9
0.7
0.6
0.7
CA TX FL AZ GA NC VA NV WA MD
Strong Population Growth …
2005–2015E; Growth in Millions of People
… Driving Strong Power Demand Growth
2006–2016E; Percent
… One of the Largest Economies …
2005–2015E; Growth in Gross State Product in $ Trillions
… With the Same Resiliency as the Overall US …
2005; $ Trillions
26%
25%
19%
22%
16%
19%
11%
10%
10%
10%
6%
7%
6%
8%
7%
0%
US Texas
Trade, Transportation
& Utilities
Government
Manufacturing
Leisure & Hospitality
Other
Professional, Business,
Education &Health Services
Natural Resources, Mining
100%=
Financial
12.4
0.8
Source: US Census Bureau, Population Division, Interim State Population Projections, 2005.
(1) ERCOT figure represents 2007-2017 data per ERCOT.
Source: NERC.
Source: US Census Bureau, Population Division, Interim State Population Projections, 2005.  Source: US Census Bureau, Population Division, Interim State Population Projections, 2005.
Projected demand growth is supported by strong and resilient economic growth in Texas.
(1)

The ERCOT Generation Mix Is Relatively Unique In The US…
Coal
33
Gas/Oil
45
Nuclear
11
Other
11
Other
3
Coal
19
Nuclear
6
Gas/Oil
72
US Fuel Mix by Capacity
2005; Percent of Total GW
(100% = 938 GW)
ERCOT (TX) Fuel Mix by Capacity
2005; Percent of Total GW
(100% = 83 GW)
ERCOT has a substantially higher proportion of natural gas-fueled capacity than the overall US market and more gas-fueled capacity than any other NERC region in the US.
Source:  Energy Velocity. Source:  Energy Velocity.

0
3
7
10
13
17
20
0 100 200 300 400 500 600 700 800 900 1000
Cumulative Capacity (GW)
Non gas/oil Gas/oil
Coal
Gas/oil Internal combustion
CCGT
Nuclear
Wind,
Hydro and Other
…Resulting in Gas Generation Setting the Marginal Price in ERCOT
Gas sets the marginal price of power over 90% of the time in ERCOT versus about 50% of the time across the US.
ERCOT Generation Portfolio: Gas Equivalent Heat Rate
(1)
MMBtu/MWh
0
3
7
10
13
17
20
0 10 20 30 40 50 60 70 80
Cumulative Capacity (GW)
Non gas/oil Gas/oil
Nuclear
Coal
Gas/oil
Internal combustion
CCGT
Wind
US Generation Portfolio:  Gas Equivalent Heat Rate
MMBtu/MWh
(1)  Based on gas price of $7.50/MMBtu.
Peak Load:
62,339 MW
Peak Load + 12%:
69,820 MW

2.3
2.2
2.1
1.9
1.7
1.4
1.1
0.9
FRCC MRO ERCOT SERC SPP WECC NPCC RFC
17.4
16.4
14.6
12.6
10.1
8.3
6.7
5.9
2005 2006 2007E 2008E 2009E 2010E 2011E 2012E
ERCOT Fundamentals Reflect Growing Demand
ERCOT comprises ~85% of Texas market, which is one of the largest power markets in the world.
985 962
685
305
299
227
217
202
RFC SERC WECC NPCC ERCOT FRCC MRO SPP
Electricity Consumption 2005
(Twh)
Projected Annual Electricity Demand Growth
2006–2016E
(Percent)
Source:  NERC.
Decreasing Reserve Margins 2005–2012E
(Percent)
(1) ERCOT figure represents 2007-2017 data per ERCOT.
Source:  NERC.
Source:  ERCOT.
Minimum ERCOT Reserve
Margin: 12.5%
At current forward gas price and $710/kW capital cost, the breakeven heat rate for a new CCGT facility would be ~9.0 MMBtu/MWh
New Build Economics
(1)
Units Values
HSC Gas Price $/MMBtu $7.20
Advanced CCGT Heat Rate MMBtu/MWh 6.8
Construction Cost $/KW $710
Capacity Factor Percent 85.0%
Total Required Capacity Payment $/KW-year $129
Breakeven Heat Rate Calculator
Total Breakeven Revenue $/MWh $67.4
Equivalent Heat Rate When Earning Return MMBtu/MWh 9.4
Power Price When Not Earning Return $/MWh $50.0
Equivalent Heat Rate When Not Earning Return MMBtu/MWh 6.9
7x24 Price $/MWh $64.8
Implied 7X24 Heat Rate MMBtu/MWh 9.0
Breakeven Spark Spread $/MWh $15.8
Note:  EVA and EFH assumptions / analysis.

6%
65%
29%
Luminant Overview
Description
Total Generation Breakdown
Map of Generation Assets
2nd largest deregulated output in US; largest generation
fleet in ERCOT
18,365 MW
(1)
of generation capacity (2,300 MW
nuclear, 5,837 MW coal/lignite, 10,228 MW gas)
64 TWh of baseload production in a gas-on-the-margin
market
History of strong operating performance
– 3-year average capacity factor of coal plants: 88%
– 3-year average capacity factor of nuclear plant: 96%
55%
32%
13%
Coal Gas Nuclear
2006 Generating Capacity
(1)
(MW)
2006 Total Generation
(2)
(GWh)
(1) Includes 1,329 MW of mothballed gas plants.
(2) Does not include purchased power.
Coal
Gas
Nuclear
18,365 MW 67,621 GWh

Luminant Operates a Structurally Advantaged Portfolio

Largest Generation Portfolios
(TWh of Deregulated Generation)

152
86
Includes Oak Grove and Sandow 5
18
68
73
63
51
51
35
35
24
EXC
EFH
NRG
PEG
PPL
EIX
D
ETR
MIR

Source: Energy Velocity.

Advantaged Fuel Cost 2006
($/MWh)

$17
10%
$12
Mine Mouth
67%
90%
Transported
33%
Luminant
US

Attractive, Well-Positioned Assets in ERCOT Dispatch Curve

Peak Load: 62,339 MW
Peak Load + 12%: 69,820 MW
Monticello
Comanche Peak
Martin Lake
Big Brown
Sandow
Oak Grove
Gas Plants
Marginal Cost
$175
$150
$125
$100
$75
$50
$25
$0
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Cumulative MWs
Renewables
Coal
Nuclear
Oil
Gas
TXU

Source: SNL Financial.

Baseload Generation Portfolio that is Difficult to Replicate

- World demand for materials and labor has driven the cost to construct new generation up by more than 50% relative to prior estimates
- Rail costs have driven costs for delivered PRB up by 80% and made the economics for coal new build increasingly less attractive
- Growing public sentiment against construction of new generation using traditional technologies, especially fossil generation, despite clear need for baseload fuel diversity in ERCOT
- Regulatory process, development timeline and uncertain costs significantly increase lead times for new nuclear generation
- Clean-fueled, environmentally advanced generation technologies potentially promising, but still in development phase

13

86%
90%
89%
92%
2004 2005 2006 Long-term
Target
1% Improvement ~$25mm EBITDA annually (2)
Top decile
$26.43
$25.93
$24.43
$21.00
2004 2005 2006 Long-term
Target
Top quartile
$1 per KW-Yr Improvement ~$6mm EBITDA annually
History of Operational Excellence…
Nuclear Capacity Factors
(1)
2004-LT, based on nameplate Lignite / Coal Capacity Factors 2004-LT
Lignite / Coal Operating Expense 2004-LT
($/KW-Yr)
Nuclear Operating Expense
(3)
2004-LT
($/KW-Yr)
(1) Normalized for one outage per year.  100% long-term target based on nameplate capacity, equivalent to 96% of actual current capacity due to upgrades.
(2) Based on an annual average power price of $65/MWh.
(3) Normalized for one outage per year.
94%
96% 99% 100%
2004 2005 2006 Long-term
Target
Top decile
1% Improvement ~$11mm EBITDA annually (2)
$103.00
$95.00
$90.00
$80.00
2004 2005 2006 Long-term
Target
$1 per KW-Yr Improvement ~$2mm EBITDA annually
Top decile
(1)

$50
$34
$27
$18
Average of 1st
Quartile
Average of 2nd
Quartile
Average of 3rd
Quartile
Average of 4th
Quartile
$44
$101
$124
'90-'00 '01-'03 '04-'06
…Enabled By Ongoing Investment and Benefiting From High Dispatch Rates…
Luminant Lignite / Coal Fleet Capex
(1)
($ millions)
(1) Average annual coal plant capex, excluding emissions-related spend.
US Coal Fleet Total Maintenance Expense
(1) (2)
($/kW)
(1) Values represent 04-06 annual averages.
(2) Total maintenance expenses include capital expenditures.
Source: Generation Knowledge Service (GKS).
Luminant = $31
US Coal Fleet Capacity Factors
(1)
US Coal Fleet Equivalent Availability Factors
(1)
85.4%
78.5%
70.8%
59.7%
Average of 1st
Quartile
Average of 2nd
Quartile
Average of 3rd
Quartile
Average of 4th
Quartile
92.1%
87.7%
83.4%
76.1%
Average of 1st
Quartile
Average of 2nd
Quartile
Average of 3rd
Quartile
Average of 4th
Quartile
(1) Based on 04-06 average unit net generation and net maximum capacity.
Source: Generation Knowledge Service (GKS).
(1) Values represent 04-06 annual averages.
Source: Generation Knowledge Service (GKS).
Luminant = 88%
Luminant = 89%

Competitively Advantaged Projected Construction
Costs
(1)
($/kW)
$1,275
$1,520
$1,911
Oak Grove Sandow 5 Average US Builder
(2)
…With A New Build Program Focused on Strategically Advantaged Sites
Oak Grove
Sandow
(1) Commercial online date.
Sites With Access to Low-Cost Lignite Reserves
Luminant Mining will expand operations at Sandow and open
new permitted Kosse Mine to Supply Oak Grove (up to
$1/MMBtu lower than delivered PRB)
Projected Completion Dates
Projected Net
Capacity MW Fuel
Air Permit
Status COD (1) County
Oak Grove
1&2
1,654 Lignite Complete
Q3-2009 /
Q1-2010
Robertson
Sandow 5 581 Lignite Complete Q2-2009 Milam
Total 2,235
(1) Estimates of construction expenses excluding mine development costs.
(2) Based on average of pulvarized coal construction cost estimates/targets for 2002 –
2007.
Favorable EPC Agreements
Executed EPC agreements with premier EPC contractors
based on fixed price, turn-key contracts, subject to certain adjustments
– Substantial majority of total construction, siting and
mining development costs are fixed, with the remainder
subject to adjustment based on labor market conditions
and final bids on non-EPC related construction costs
– Construction capital to be supported and funded by
TCEH Delayed Draw Term Loan facility
Orders placed for critical, long lead-time equipment
(including boilers, turbine generators and air quality control systems)
– EPC agreements contain a number of contractual
completion dates and performance guarantees

New Build Status Update
Sandow 5 Schedule Milestones
November 2005 – Announced intent to acquire Sandow 5 air
permit from Alcoa
May 2006 – Signed finalized EPC contract
June 2006 – Began construction of Sandow 5 facility
Q2 2009 – Expected commercial online date
Oak Grove Schedule Milestones
November 2005 – Announced intent to build Oak Grove
Units 1 & 2
June 2006 – Signed finalized EPC contract
June 2007 – Received final air permit from TCEQ
June 2007 – Began construction of Oak Grove facility
Q3 2009 – Expected commercial online date for Unit 1
Q1 2010 – Expected commercial online date for Unit 2

TXU Energy Overview
TXU Energy is the largest competitive retailer in the high growth ERCOT market.
Business Profile
Large scale competitive retailer
– ~60% residential market share in Dallas / Ft.
Worth and other incumbent areas
– Growing business in other areas; 35%
residential market share throughout ERCOT
– One of the largest ERCOT providers serving
small businesses and large commercial /
industrials
Strong brand recognition
Superior prices – lowest price of any incumbent
for legacy (former price-to-beat) customers
Value creating strategy
– Broadest array of products in the market
place
– Multi-channel partnering strategy
– Customer loyalty programs
– Targeted marketing and service offerings
– Superior service with call answer times
averaging less than 15 seconds
– Making investments in market leading
systems
Leading Position in ERCOT…
Millions of residential customers / meters
…In a Market with Significant Long-Term Growth
’06–’16E; Percent annual demand growth
2.3
2.2
2.1
1.9
1.7
1.4
1.1
0.9
FRCC MRO ERCOT SERC SPP WECC NPCC RFC
Source: NERC.
(1) ERCOT figure represents 2007-2017 data per ERCOT.
Sources:  KEMA, company filings.
(1)
1.8
1.5
0.8
0.2
0.2
0.1
TXU Energy RRI Direct
Energy
First Choice Stream
Energy
Gexa

TXU Energy Offers Superior Customer Prices…
The price reductions to date have benefited over 1 million of TXU Energy’s customers.  The price reductions and differentiated service levels are expected to result in increased customer retention.
Annualized Incumbent Retailer PTB Rollover Prices 2007
(Cents/kWh (for 1,500 kWh/mo user))
On May 29, 2007, TXU Energy announced a 15% price reduction for legacy customers.  The first 10% of this price reduction was phased in by early June and the remaining 5% will take effect this month as a result of the transaction closing
15.2
15.0
14.6
13.2
12.4
14.2
Direct Energy (WTU) Direct Energy (CPL) Reliant First Choice        TXU Energy
Pre-Closing
        TXU Energy
Post-Closing
TXU Energy Annual Savings
vs. Incumbent
($ per Customer)
$490 $461 $389 $317 $131 N/A
Major City Served
Abilene Corpus Christi Houston Texas City Dallas/Ft. Worth Dallas/Ft. Worth
Average excluding TXU Energy = 14.7 cents/kWh
(1) (2)
(1) Prior to final 5% price cut that will take effect this month.
(2) Includes final 5% price cut that will take effect this month.

…Contributing to a Stabilizing Market Share This Year
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2005 2006 2007 YTD
In-Territory Loss Rate
(% of IT Customers)
Out-of-Territory Growth Rate
(% of OOT Customers)
Total Residential Growth/Loss Rate
(% monthly change)
(45.8)
(7.6)
7.3
33.6
(38.4)
26.0
Q3 '06 Q3 '07 Estimates
Q3 ‘07 vs Q3 ‘06 Customer Gains
(Change in Customers in Thousands)
In-Territory Total ERCOT Out-of-Territory

Strong Mitigants for Major Enterprise Risks
Reduction of coal program from 11 units to 3; support from environmental groups
Reaffirmed commitment to environmental stewardship and voluntary environmental upgrade program
Plans to double wind purchases to 1.5 GW or more
Potential carbon regulation not expected to be implemented until 2010+
Most advanced competitive market in US; SB7 framework resilient and successful
Voluntary Mitigation Plan (“VMP”) for wholesale bidding practices negotiated with Independent Market
Monitor and PUC Staff in August 2007 (PUC’s procedure for adopting the VMP is subject to a court challenge by other market participants)
Plant operations
– Management expertise and experience; Investor Group experience with Texas Genco
– High quality, well-maintained assets with demonstrated track record of operational excellence
Construction
– Reduced lignite / coal buildout (from 11 to 3 units); all units are already permitted and under construction
– EPC agreements in place for Sandow 5 and Oak Grove with substantial portions of costs fixed
Nuclear risk
– Two separate units, each less than 15% of total generation
– Top performing nuclear operation from both availability and safety perspectives
~75% of gas price position hedged over next 6 years
(1)
; ongoing hedging program is key aspect of
management strategy (see following pages)
Collateral and liquidity management programs designed to support underlying business and hedging requirements
TCEH expects to hedge a substantial portion of its interest rate exposure for the term of its debt facilities
Credit statistics are reasonable even under stress scenarios
Mitigants Risks
Market /
Commodity
Operational
Environmental
Legislative /
Regulatory
(1) Includes impact of estimated short position associated with fixed price contracts and other retail activities.

Significantly Hedged Natural Gas Position
TCEH has hedged approximately 2.6 billion MMBtu of natural gas position through 2013 and expects to continue to execute a rolling five-year hedge program
(1)
.
Estimated Natural Gas Position 2008E–2013E
(2)
(Million MMBtu)
(1) Assumed natural gas conversion factor of ~90% of the market-clearing heat rate given that coal is on the margin for select periods; during those periods, there is no natural-gas position that is generated.
(2) Includes fixed price sold forward positions and estimates that of total non-contract in-territory load, 50% is a short-position in 2008, dropping to 25% in 2009.
(3) Includes ~35 million MMBtu put option delta volume (notional 160 million MMBtu put purchased for 2008 to protect against downside gas movements).
(4) Weighted average prices are based on actual contract prices and, importantly, certain of the volumes associated with TCEH’s CCR reflect a re-contracting of the volumes as of
October 8, 2007. If the weighted average prices were adjusted to reflect a re-contracting of those same volumes as of the pro forma date (June 30, 2007) and consistent with the presentation of drawn balances under TCEH CCR, the weighted average prices would be $8.30, $8.25, $7.90, $7.75, $7.30 and $7.25 for 2008E through 2013E respectively.
(2)
(3)
525
610
665
680
690
~95%
Hedged
~75%
Hedged
~80%
Hedged
~80%
Hedged
~60%
Hedged
~60%
Hedged
680
Average price of
natural gas swap
hedges (NYMEX
equivalent price) (4)
~$8.15 ~$8.10 ~$7.80 ~$7.55 ~$7.25 ~$7.25
180
85
310
370
510
545
425
400
35
155
135
125
265
280
10 20
2008E 2009E 2010E 2011E 2012E 2013E
Other Short Positions Natural Gas Hedges Unhedged Position

Financial Objectives
Strong cash generation through advantaged asset base, prudent risk management and strong capital discipline.
Strong Asset Base Strong Capital Discipline Prudent Risk Management
8,137 MW of baseload
generation in a gas-on-the-
margin market
History of reliable, cost-effective
and safe operations
Largest retail customer count
position in ERCOT with loyal
customers
Strong correlation between gas
and power prices currently allows
for hedging through highly-liquid
and longer-dated gas markets
Commodity hedging program
expected to significantly reduce
exposure to changes in electricity
prices over 6 years
Expect to hedge a substantial
portion of TCEH’s interest rate
exposure for the term of its debt
facilities
Renewed commitment to
environmental stewardship and
serving needs of key stakeholders
Balanced development
program, with 3 new lignite
units under construction;
substantial majority of total
construction costs are fixed
costs via contracts with EPC
firms
Efficient use of asset-backed
structures to support commodity
hedges, reflecting right-way risk
Strong Cash Flow Generation

TCEH Historical Financials
Adjusted EBITDA
(1)
($ in millions)
Note: LTM as of 6/30/07.
(1) 2004 – LTM EBITDA is adjusted for restructuring costs, unrealized mark to market gains and losses associated with natural gas hedging obligations, Luminant Construction and
Development losses, and certain other items as allowed under the Senior Secured Facilities.
(2) Adjusted Capex represents EFH consolidated capex less amounts related to Oncor; All Other category includes capitalized interest, nuclear development capex, nuclear fuel capex, and the costs of the Comanche Peak steam generator replacement. New Build Program capex includes plant construction and mine development capex for the new Oak Grove and
Sandow 5 units and the environmental retrofit program.
$1,982
$2,888
$4,387
$3,999
2004 2005 2006 PF LTM 6/30/07
Adjusted Capex
(2)
($ in millions)
$2,313
$1,457
$371
$399
2004 2005 2006 LTM 6/30/07
All Other New Build Program Reference Plant Program

TCEH Historical Financials
Note: LTM as of 6/30/07.
(1) Pro forma LTM period financial information includes adjustments for purchase asccounting and financing related to the transaction.
(2) Excludes Oak Grove and Sandow 5 capital expenditures transferred into TCEH in October 2007.
Year Ended Six Months Pro Forma
December 31, Ended June 30, LTM
($ in millions) 2004 2005 2006 2006 2007 6/30/07
(1)
Operating revenues $8,402 $9,552 $9,595 $4,478 $3,411 $8,181
Operating costs and expenses:
Fuel, purchased power costs and delivery fees 5,173 5,545 3,922 1,733 1,900 4,244
Operating costs 703 667 613 307 319 626
Depreciation and amortization 350 313 333 169 160 672
Selling, general and administrative expenses 666 522 532 242 285 634
Franchise and revenue-based taxes 117 114 126 54 53 125
Other income (110) (64) (25) (1) (9) (25)
Other deductions 611 15 200 195 15 20
Total costs and expenses $7,510 $7,112 $5,701 $2,699 $2,723 $6,296
Operating Income $892 $2,440 $3,894 $1,779 $688 $1,885
Net income $378 $1,414 $2,435 $1,063 $480 ($205)
Provision for income taxes 162 687 1,277 590 180 (241)
Interest expense 353 393 384 202 190 2,619
Depreciation and amortization 350 313 333 169 160 672
EBITDA $1,243 $2,807 $4,429 $2,024 $1,010 $2,845
Total Adjustments to EBITDA 739 81 (42) 27 661 1,154
Adjusted EBITDA $1,982 $2,888 $4,387 $2,051 $1,671 $3,999
Capital Expenditures
(2)
$281 $309 $388 $218 $381 $551

1H ‘07 Performance Update
Strong progress in generation development
– Received air permits for Oak Grove 1 & 2
– Finalized EPC contracts at attractive terms
– Began construction on Oak Grove 1 & 2
– Increased the portfolio of wind-power contracts with a
209-megawatt agreement
Strong underlying performance in the generation fleet
– Continued to achieve record or near-record level
performance from the lignite / coal fleet
– Executed the replacement of the Comanche Peak Unit 1
steam generator in world record time
Strong retail performance
– Experienced residential customer growth
– Implemented price cuts for residential customers of 10% (additional 5% will take effect as a result of the transaction closing)
Continued focus on risk management through expansion of the natural gas hedging program
Operational earnings declined over the prior-year periods due to:
– Cooler than normal weather and abnormally high rainfall that negatively affected coal fuel costs as well as electricity sales
– Planned outage at Comanche Peak
– Lower average retail pricing (including previously announced residential price cuts)
– Reduced average weather-adjusted mass market consumption
– Customer attrition
$2,051
$1,671
1H '06 1H '07
TCEH Adjusted EBITDA
(1)
($ in millions)
(1) EBITDA is adjusted for restructuring costs, unrealized mark to market gains and losses associated with associated with natural gas hedging obligations, Luminant Construction and
Development losses, and certain other items as allowed under the Senior Secured Facilities.

Favorable Liquidity Position
Key Liquidity Highlights
Significant liquidity in place to fund ongoing business operations
– Combination of revolver and deposit LC facility totaling $3.95 billion
– Additional $1.95 billion of delayed draw term loan commitments in place to ensure available liquidity to fund the construction of the new plants
Additional facilities in place to cover the liquidity needs associated with the commodity hedging program
– Facilities have "right-way" risk characteristics as gas prices are positively correlated with the value of
TCEH’s solid fuel assets
– Approximately 50% of Luminant’s natural gas hedge book is secured by a first lien position in TCEH’s assets (requiring no collateral posting)
– Approximately 80% of the remaining natural gas hedge book is supported by a new collateral posting revolving facility at TCEH that is secured by a first lien on TCEH’s assets (fixed fee, uncapped)
– Expectation to implement additional structures for the remaining positions
1,950 Delayed Draw Term Loan (unfunded portion)
$5,900 Total Capacity
2,700 Revolver
$1,250 Deposit LC Facility
Available Liquidity
Texas Competitive Electric Holdings
($ in millions)

TCEH Adjusted EBITDA Reconciliation
(1) Pro forma LTM period financial information includes adjustments for purchase accounting and financing related to the transaction.
Year Ended Six Months Pro Forma
December 31, Ended June 30, LTM
($ in millions) 2004 2005 2006 2006 2007 6/30/07
(1)
Net income $378 $1,414 $2,435 $1,063 $480 ($205)
Provision for income taxes 162 687 1,277 590 180 (241)
Interest expense 353 393 384 202 190 2,619
Depreciation and amortization 350 313 333 169 160 672
EBITDA $1,243 $2,807 $4,429 $2,024 $1,010 $2,845
Adjustments to EBITDA:
Interest Income (31)           (70)           (202)         (76)           (162)         (288)
Amortization of nuclear fuel 64            60            65            31            30            135
Purchase Accounting Adjustments -               -               -               -               -               61
Impairment of assets and inventory write down 192          11            201          201          -               -
Unrealized net (gain) or loss resulting from Hedging obligations
109          18            (330)         (148)         750          939
Customer appreciation one-time bonus -               -               165          -               -               165
Amount of loss on sales of receivables and related assets in
      connection with the Receivables Facility 19            24            38            17            18            39
Income from discontinued operations, net of tax 34            8              -               -               -               -
Cumulative effect of changes in accounting principles, net of tax
(4)             8              -               -               -               -
Non-cash compensation expenses (FAS 123R) 25            12            9              4              4              9
Severance expense 107          -               15            7              -               8
Loss on early extinguishment of debt and energy services contract (4)             (4)             -               -               -               -
Transition and business optimization costs 10            18            -               -               12            12
Transaction and Merger expenses
-               -               -               -               -               59
Restructuring, merger and transaction costs 212          (10)           (7)             (12)           5              10
Expenses incurred to upgrading and expanding a generation station 6              6              4              3              4              5
Adjusted EBITDA $1,982 $2,888 $4,387 $2,051 $1,671 $3,999

EFH Historical Financials
Year Ended Six Months Pro Forma
December 31, Ended June 30, LTM
($ in millions) 2004 2005 2006 2006 2007 6/30/07
(1)
Operating revenues $9,216 $10,662 $10,856 $4,971 $3,691 $9,599
Operating costs and expenses:
Fuel, purchased power costs and delivery fees 3,755 4,261 2,784 1,179 1,404 3,165
Operating costs 1,429 1,425 1,373 684 714 1,403
Depreciation and amortization 760 776 830 413 403 1,169
Selling, general and administrative expenses 1,091 781 819 370 447 893
Franchise and revenue-based taxes 367 364 390 174 176 392
Other income (148) (151) (121) (55) (45) (111)
Other deductions 1,172 45 269 221 891 940
Total costs and expenses $8,426 $7,501 $6,345 $2,986 $3,990 $7,851
Operating Income $790 $3,161 $4,512 $1,985 ($299) $1,748
Net income $485 $1,722 $2,552 $1,073 ($377) ($1,002)
Provision for income taxes 42 632 1,263 561 (294) (726)
Interest expense 695 802 830 431 418 3,574
Depreciation and amortization 760 776 830 413 403 1,169
EBITDA $1,982 $3,932 $5,475 $2,478 $150 $3,015
Total Adjustments to EBITDA 960 134 152 168 2,104 2,220
Adjusted EBITDA - Restricted Payments Test $2,942 $4,066 $5,627 $2,646 $2,254 $5,235
Capital Expenditures
(2)
$912 $1,047 $2,180 $825 $1,611 $1,611

EFH Adjusted EBITDA Reconciliation
(1) Pro forma LTM period financial information includes adjustments for purchase accounting and financing related to the transaction.
Year Ended Six Months Pro Forma
December 31, Ended June 30, LTM
($ in millions) 2004 2005 2006 2006 2007 6/30/07
(1)
Net income $485 $1,722 $2,552 $1,073 ($377) ($1,002)
Provision for income taxes 42 632 1,263 561 (294) (726)
Interest expense 695 802 830 431 418 3,574
Depreciation and amortization 760 776 830 413 403 1,169
EBITDA $1,982 $3,932 $5,475 $2,478 $150 $3,015
Adjustments to EBITDA:
Oncor EBITDA (1,057)      (1,241)      (1,276)      (597)         (602)         (1,281)
Oncor Dividends -               -               340          170          176          346
Interest Income (28)           (48)           (46)           (20)           (35)           (60)
Amortization of nuclear fuel 64            60            65            31            30            135
Purchase Accounting Adjustments
-               -               -               -               -               61
Impairment of assets and inventory write down 192          11            204          201          795          798
Unrealized net (gain) or loss resulting from Hedging Obligations
109          18            (272)         (29)           1,182       939
Customer appreciation one-time bonus -               -               165          -               -               165
Amount of loss on sales of receivables and related assets in
      connection with the Receivables Facility 18            24            38            17            18            39
Income from discontinued operations, net of tax (378)         (5)             (87)           (60)           (11)           (38)
Extraordinary (gain) or loss, net of tax
-               50            -               -               -               -
Cumulative effect of changes in accounting principles, net of tax (8)             8              -               -               -               -
Non-cash compensation expenses (FAS 123R)
48            24            23            7              13            29
Severance expense 112          -               17            9              -               8
Equity losses of unconsolidated affiliate engaged in
      broadband over power lines -               -               14            7              1              7
Loss on early extinguishment of debt and energy services contract 416          (4)             1              1              -               -
Transition and Business Optimization Costs
10            17            -               -               12            12
Shareholder litigation 86            (35)           (15)           -               -               (15)
Transaction and Merger expenses
-               -               28            5              77            100
Restructuring & Other 271          (6)             (7)             (12)           5              10
Expenses incurred to upgrade or expand a generation station
6              6              4              3              4              5
Adjusted EBITDA (per Debt Incurrence Test) $1,843 $2,811 $4,671 $2,211 $1,815 $4,275
Add back Oncor Adjustments 1,099       1,255       956          435          439          960
Adjusted EBITDA (per Restricted Payments Test) $2,942 $4,066 $5,627 $2,646 $2,254 $5,235